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                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             --------------------

                                    FORM 8-K

                             --------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 17, 1996
                                                  --------------


                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)




                Delaware                                    13-3386776
    -------------------------------  -------------     ---------------------
    (State or other jurisdiction of  (Commission        (I.R.S. Employer
    incorporation or organization)    File Number)       Identification No.)



                 21557 Telegraph Road
                 Southfield, Michigan                            48034
        ----------------------------------------              ----------
        (Address of principal executive offices)              (zip code)


                                (810)  746-1500
         -------------------------------------------------------------
         (Telephone number, including area code, of agent for service)


                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changes since last report)


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                                LEAR CORPORATION


ITEM 5. OTHER EVENTS.

        On May 17, 1996, Jeffrey P. Hughes and Eliot M. Fried resigned as members of the Board of Directors of Lear Corporation ("Lear"). Mr. Hughes served on Lear's Board of Directors since 1991 and Mr. Fried served on Lear's Board of Directors since 1993.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     A. Financial Statements

        Not Applicable.

     B. Exhibits

        None.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEAR CORPORATION
                                          (Registrant)

                                          /s/ James H. Vandenberghe
                                          ----------------------------
                                          James H. Vandenberghe
                                          Executive Vice President
                                          and Chief Financial Officer


May 22, 1996